UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 6, 2025

Date of Report (Date of earliest event reported)

UNIVEST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of principal executive offices)	(Zip Code)

(215) 721-2400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 6, 2025, Univest Financial Corporation (the “Company”) entered into Subordinated Note Purchase Agreements (collectively, the “Subordinated Note Purchase Agreements”) with certain qualified institutional buyers and institutional accredited investors (collectively, the “Subordinated Note Purchasers”) pursuant to which the Company issued $50.0 million in aggregate principal amount of its 6.00% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Subordinated Notes”) at a price equal to 100% of the principal amount. The Subordinated Note Purchase Agreements include customary representations, warranties, and covenants. The representations, warranties, and covenants contained in the Subordinated Note Purchase Agreements were made only for purposes of the Subordinated Note Purchase Agreements and as of specific dates, were solely for the benefit of the parties to the Subordinated Note Purchase Agreements, and are not representations of factual information to investors about the Company or its subsidiaries.

The Subordinated Notes were offered and sold by the Company to the Subordinated Note Purchasers in a private placement transaction in reliance on the Section 4(a)(2) exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D thereunder. The Company intends to use the proceeds from the offering to redeem its currently outstanding 5.000% Fixed-to-Floating Rate Subordinated Notes due 2030 (which currrently have a rate of 9.15%) and for general corporate purposes.

The Subordinated Notes mature on November 15, 2035 and bear interest at a fixed annual rate of 6.00%, payable semi-annually in arrears, to but excluding November 15, 2030. From and including November 15, 2030 to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per annum initially equal to the then-current three-month Secured Overnight Financing Rate plus 261.5 basis points, payable quarterly in arrears. The Company is entitled to redeem the Subordinated Notes, in whole or in part, any time on or after November 15, 2030 and to redeem the Subordinated Notes at any time in whole upon certain other events. Any redemption of the Subordinated Notes will be subject to prior regulatory approval to the extent required.

On November 6, 2025, in connection with the issuance of the Subordinated Notes, the Company entered into Registration Rights Agreements (the “Registration Rights Agreements”) with the Subordinated Note Purchasers. Pursuant to the Registration Rights Agreements, the Company has agreed to take certain actions to provide for the exchange of the Subordinated Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Subordinated Notes (the “Exchange Notes”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreements, it would be required to pay additional interest to the holders of the Subordinated Notes.

The Subordinated Notes were issued under an Indenture, dated November 6, 2025 (the “Indenture”), by and between the Company and UMB Bank, N.A., as trustee. The Subordinated Notes are not subject to any sinking fund and are not convertible into or, other than with respect to the Exchange Notes, exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Subordinated Notes are not subject to redemption at the option of the holders. The Subordinated Notes are unsecured, subordinated obligations of the Company only and are not obligations of, and are not guaranteed by, any subsidiary of the Company. The Subordinated Notes rank junior in right to payment to the Company’s current and future senior indebtedness. The Subordinated Notes are intended to qualify as Tier 2 capital for regulatory capital purposes.

The form of Subordinated Note Purchase Agreement, the form of Registration Rights Agreement, the Indenture, and the form of Subordinated Note are attached as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Subordinated Note Purchase Agreements, the Registration Rights Agreement, the Indenture, and the Subordinated Notes are not complete and are qualified in their entirety by reference to the complete text of the relevant exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth and incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On November 6, 2025, the Company issued a press release announcing the completion of the offering of the Subordinated Notes, a copy of which is furnished herewith as Exhibit 99.1. In connection with the offering of the Subordinated Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On October 29, 2025, the Company provided notice to the trustee to redeem the remaining $80.0 million of outstanding principal amount of its 5.00% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The redemption price for the Notes will equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but excluding the redemption date. The redemption is expected to occur on or about November 15, 2025.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

4.1	Indenture, dated November 6, 2025, between Univest Financial Corporation and UMB Bank, N.A., as trustee

4.2	Form of Subordinated Note (incorporated by reference to Exhibit A-1 to Exhibit 4.1)

10.1	Form of Subordinated Note Purchase Agreement

10.2	Form of Registration Rights Agreement

99.1	Press Release, dated November 6, 2025

99.2	Investor Presentation

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVEST FINANCIAL CORPORATION

Dated: November 6, 2025	By:	/s/ Brian J. Richardson
	Name:	Brian J. Richardson
	Title:	Senior Executive Vice President and Chief Financial Officer